UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21756
                                                    ------------

                     First Trust Strategic High Income Fund
           ----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
             -----------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
                 ----------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                            ------------

                      Date of fiscal year end: October 31
                                               ----------

                    Date of reporting period: April 30, 2011
                                              --------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

FIRST TRUST
STRATEGIC
High Income
Fund

                               SEMI-ANNUAL REPORT
                            FOR THE SIX MONTHS ENDED
                                 APRIL 30, 2011

FIRST TRUST                                                           BROOKFIELD

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------


                  FIRST TRUST STRATEGIC HIGH INCOME FUND (FHI)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2011
Shareholder Letter...........................................................  1
At A Glance..................................................................  2
Portfolio Commentary.........................................................  3
Portfolio of Investments.....................................................  6
Statement of Assets and Liabilities.......................................... 14
Statement of Operations...................................................... 15
Statements of Changes in Net Assets.......................................... 16
Statement of Cash Flows...................................................... 17
Financial Highlights......................................................... 18
Notes to Financial Statements................................................ 19
Additional Information....................................................... 27



                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Strategic High Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Brookfield are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                  FIRST TRUST STRATEGIC HIGH INCOME FUND (FHI)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2011


Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in First Trust Strategic High Income Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. Successful investors understand that the success they have achieved is typically because of their long-term investment perspective through all kinds of markets. While the past two years have been challenging, the markets have been recovering from their lows of 2008-2009, bringing relief to economists and investors alike.

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the six months this report covers. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets. That's why we remain committed to being a long-term investor and investment manager and to bringing you quality investment solutions regardless of the inevitable volatility the market experiences. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. You may want to talk to your advisor about the investments First Trust offers that might also fit your financial goals.

At First Trust we continue to be committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio. We value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals. I look forward to the remainder of 2011 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen
-------------------

James A. Bowen
President of First Trust Strategic High Income Fund

FIRST TRUST STRATEGIC HIGH INCOME FUND
"AT A GLANCE"
AS OF APRIL 30, 2011 (UNAUDITED)

--------------------------------------------------------------------------------
FUND STATISTICS
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange                                          FHI
Common Share Price                                                       $3.67
Common Share Net Asset Value ("NAV")                                     $4.11
Premium (Discount) to NAV                                               (10.71)%
Net Assets Applicable to Common Shares                             $37,644,046
Current Monthly Distribution per Common Share (1)                       $0.030
Current Annualized Distribution per Common Share                        $0.360
Current Distribution Rate on Closing Common Share Price (2)               9.81%
Current Distribution Rate on NAV (2)                                      8.76%
--------------------------------------------------------------------------------



-----------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-----------------------------------------------
        Common Share Price      NAV
        ------------------     -----
4/10            3.32            3.52
                3.04            3.44
                3.03            3.45
                2.92            3.40
5/10            3.04            3.39
                3.03            3.37
                3.04            3.35
                3.08            3.41
6/10            3.08            3.43
                3.06            3.40
                3.08            3.43
                3.09            3.47
                3.17            3.50
7/10            3.34            3.67
                3.35            3.65
                3.34            3.63
                3.33            3.62
8/10            3.32            3.63
                3.33            3.63
                3.33            3.66
                3.36            3.68
9/10            3.40            3.69
                3.41            3.68
                3.42            3.75
                3.55            3.77
                3.50            3.73
10/10           3.45            3.75
                3.53            3.77
                3.45            3.75
                3.39            3.71
11/10           3.41            3.66
                3.30            3.66
                3.25            3.66
                3.27            3.67
                3.29            3.68
12/10           3.34            3.70
                3.31            3.73
                3.28            3.75
                3.30            3.76
1/11            3.32            3.79
                3.33            3.78
                3.38            3.80
                3.36            3.83
2/11            3.39            3.83
                3.37            3.82
                3.37            4.04
                3.45            4.03
3/11            3.49            4.05
                3.52            4.05
                3.48            4.06
                3.50            4.08
                3.60            4.09
4/11            3.67            4.11


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

                                                                                    Average Annual Total Return
                                                                              ---------------------------------------
                                           6 Months Ended    1 Year Ended     5 Years Ended     Inception (7/26/2005)
                                              4/30/2011        4/30/2011        4/30/2011           to 4/30/2011

FUND PERFORMANCE (3)
 NAV                                            14.53%           27.72%          -14.54%               -11.64%
 Market Value                                   11.16%           20.92%          -16.67%               -14.05%
INDEX PERFORMANCE
 Barclays Capital Ba U.S. High Yield Index       4.30%           12.67%            9.68%                 8.66%
--------------------------------------------------------------------------------



--------------------------------------------------------------
                                                   % OF TOTAL
ASSET CLASSIFICATION                               INVESTMENTS
--------------------------------------------------------------
Corporate Bonds and Notes                             72.7%
Residential Mortgage-Backed Securities                 9.4
Foreign Corporate Bonds and Notes                      6.1
Commercial Mortgage-Backed Securities                  5.9
Manufactured Housing Loans                             5.1
Senior Floating-Rate Loan Interests                    0.4
Franchise Loans                                        0.2
Collateralized Debt Obligations                        0.1
Equity                                                 0.1
U.S. Government Agency Mortgage-Backed Securities      0.0*
------------------------------------------------------------
                                              Total  100.0%
                                                     =======
*Amount is less than 0.1%

-----------------------------------------------
                                    % OF TOTAL
                                   FIXED-INCOME
 CREDIT QUALITY (4)                INVESTMENTS
-----------------------------------------------
AAA                                    6.1%
A                                      0.5
BBB+                                   0.3
BBB                                    0.4
BBB-                                   2.7
BB+                                    8.9
BB                                     3.2
BB-                                   11.6
B+                                     8.5
B                                     12.6
B-                                    16.0
CCC+                                   6.1
CCC                                    6.1
CCC-                                   0.9
CC                                     5.0
C                                      9.2
D                                      1.9
--------------------------------------------
                              Total  100.0%
                                     =======

(1) Most recent distribution paid or declared through 4/30/2011. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 4/30/2011. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Rating Group, a division of the McGraw Hill Companies, Inc., Moody's Investors Service, Inc. or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher.

--------------------------------------------------------------------------------
                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                                  SUB-ADVISOR

BROOKFIELD INVESTMENT MANAGEMENT INC.

Brookfield Investment Management Inc. ("Brookfield") is a global investment manager focused on specialized equity and fixed-income securities investments. The firm is a subsidiary of Brookfield Asset Management Inc., a leading global asset manager with over $150 billion in assets under management as of March 31, 2011 and over 100 years of experience in the property, power, and infrastructure industries. The combination of access to this operational experience, along with the breadth of our product offerings and depth of our investment teams, provides enhanced opportunity for investment.

Brookfield is an SEC-registered investment advisor and with its affiliates, had approximately $23 billion in assets under management as of March 31, 2011. Headquartered in New York, the firm maintains offices and investment teams in Chicago, Boston, London, Hong Kong, Sydney, and Toronto.

                           PORTFOLIO MANAGEMENT TEAM

DANA E. ERIKSON, CFA
MANAGING DIRECTOR

Mr. Erikson, Senior Portfolio Manager and the Head of the Global High Yield Team, is responsible for the firm's corporate high-yield exposures and the establishment of portfolio objectives and strategies. Mr. Erikson has 25 years of investment experience. Prior to joining the firm, he was with Evergreen Investments or one of its predecessor firms since 1996. He was a senior portfolio manager and the Head of the High Yield team. Prior to that, he was Head of High Yield Research. Mr. Erikson received a Bachelor of Arts in Economics from Brown University and an MBA, with honors, from Northeastern University. He is a member of the Boston Security Analysts Society.

ANTHONY BREAKS, CFA
DIRECTOR

Mr. Breaks is a Portfolio Manager on the Structured Products Investments team. Mr. Breaks is one of four team leaders in MBS/ABS and is a member of the team's securities analysis committee. In his role, Mr. Breaks is one of the team's portfolio managers. Mr. Breaks also has managed structured product vehicles, such as SIV, ABCP and CDOs, for Brookfield and has experience in insurance company asset management. Mr. Breaks earned a Bachelor of Science degree in Electrical Engineering from the Massachusetts Institute of Technology. He holds the Chartered Financial Analyst designation.

                                   COMMENTARY

FIRST TRUST STRATEGIC HIGH INCOME FUND

The primary investment objective of the First Trust Strategic High Income Fund ("FHI" or the "Fund") is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities and equity securities that the Sub-Advisor believes offer attractive yield and/or capital appreciation potential. The Fund may invest up to 100% of its managed assets in below-investment grade debt securities (commonly referred to as "high-yield" or "junk" bonds). Managed assets means the average daily total asset value of the Fund minus the sum of the Fund's liabilites other than the principal amount of the borrowings or reverse repurchase agreements, if any. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

MARKET RECAP AND OUTLOOK

High Yield

If 2009 was the year markets thawed from the deep-freeze of 2008, then the past twelve months saw the blossoming of summer for high-yield. While returns were more muted than the record pace of the prior year, the market returned to normal once again as Wall Street resumed underwriting new issues, and nervous corporate treasurers tapped the market with relief to extend maturities, having learned again the age-old wisdom of raising money when you can, not when you need to. Even the leveraged loan market, which was badly hit by defaults in 2008, re-opened at the end of the first quarter of 2011 as lenders began to look at financing new paper again.

Risk assets worldwide benefitted from a deluge of liquidity as central banks across the globe moved to avoid a double-dip recession. The excess liquidity found its way into the capital markets, assisting high-yield investors. Wall Street and corporate treasuries remained restricted, thereby reducing idiosyncratic risk to investors from re-leveraging and producing a positive environment for bondholders. Corporate liquidity increased for those companies which survived the default peak, and modest economic growth has allowed companies to retain their cash and their flexibility without committing to new plants, equipment, working capital or employees.

--------------------------------------------------------------------------------
                        PORTFOLIO COMMENTARY (Continued)
--------------------------------------------------------------------------------

Nevertheless, there is some uncertainty looking ahead, with particular focus on economic indicators, such as job growth, which continue to lag. There is pressure to accelerate growth; however, options are limited due to significant federal deficits, and money growth and interest rates are near zero. If there is agreement on anything, it is that interest rates are likely to rise. This is a nearly universal consensus, and has been so for over a year, although it is yet to occur. Ironically, this market expectation may be behind some of the money that has flowed into the high-yield market for the past two and a half years. Savvy investors recognize that historically, high-yield bonds have had a low correlation to treasury bonds, which they view in a positive light.

Corporate credit has been improving since late 2009, with defaults falling to less than 1% at the end of the period. With defaults as low as they can reasonably expect to be in a market cycle, we believe that the bulk of improvement in this area is behind us and will likely remain low for several years, with periodic bumps. The environment for corporate credit remains optimistic despite modest economic growth, which paradoxically is a positive for credit; modest growth translates into modest investment in plants, equipment and working capital, leaving more money to service debt. Credit is further helped by a lighter-than-average volume of re-leveraging activity on the part of buyout and private equity firms, many of which are still recovering from 2008. Indications are that re-leveraging volume is beginning to gain momentum now, although not enough to negatively impact overall credit. At the end of April 2011, the rating agencies were upgrading 1.5 times as many high-yield companies as they were downgrading, the highest rate of credit improvement in 13 years.

During the six months ended April 30, 2011, 65% of new issue proceeds were derived from refinancing, up from 64% during the same period in the prior year. Refinancing has the effect of reducing overall credit risk in the market by providing companies with longer-term capital and removing near-term "hammers" of debt maturities. We saw some continued signs of relaxed credit standards in the new issue market, with financing for lower-quality credits rising to 20% of the total, up from 18% last year and 11% in 2009. For comparison, this metric peaked at a record 36% in 2007 at the last credit top. Mitigating our concern in this area, however, is that 64% of lower-quality issuance went to refinancing rather than re-leveraging events and has the effect of reducing, not increasing, overall credit risk in the market.

While the degree to which new issue buyers have relaxed credit standards is not yet concerning, Brookfield believes that this is one indicator of future health for the high-yield market and is monitoring this trend in both the high-yield bond market and the leveraged loan market as one input into the degree of risk we seek to put into our portfolios.

While we continue to maintain our positive view of high-yield credit, our enthusiasm for the market has been tempered by the move of the market to a premium, which limits further upside pricing potential and by the move of yield spreads to less than their long-term average. We do not view either of these as a sell signal, however, as we recognize that yield spreads typically remain below average for extended periods in the middle of a credit cycle and do not necessarily widen significantly in the absence of an exogenous shock or credit surprise. Further, unlike equities, high-yield bonds do not need to increase in price to offer attractive returns to investors; their yield advantage over other fixed-income alternatives can be attractive by itself.

We are concerned about the prospect for higher interest rates in general. The European Central Bank has already raised rates overseas, as have central banks in several emerging market economies. Many observers expect the U.S. Federal Reserve to wrap up its easing programs known as QE2 (quantitative easing) shortly, which could place upward pressure on short rates in the U.S. Brookfield observes, however, that high-yield bonds have a near-zero correlation to Treasury bonds and actually are more correlated to equities. Indeed, some research indicates that, historically, there have been periods where the high-yield market rises during periods of rising interest rates, if rates are rising due to firming economic growth. Our concern about rate increases is not that it will push high-yield prices lower, although that is a possibility; rather, that higher Treasury rates will tighten spreads and remove value that currently exists in the market.

Risks to our neutral outlook include possible disruptions to world markets from exogenous events as we saw with the Japanese tsunami, surprise restructurings emanating from Europe, an error by the Federal Reserve as it removes its stimulus, and margin pressure should companies be unable to pass through higher energy and raw material cost increases.

Commercial MBS/Residential MBS

Despite a volatile first quarter, commercial mortgage-backed securities ("CMBS") and residential mortgage-backed securities ("RMBS"), offered reasonably stable market performance for the period ending April 30, 2011.

January and February brought impressive prices, with spreads and yield tightening and we saw stronger loan performance projections being used for valuation. Prime mortgage-backed securities ("MBS") were an especially good performer. March was more challenging, given the overall economic and political instability and the environmental catastrophe in Japan. However, positive indicators were the continued availability of repurchase financing and LIBOR remaining essentially unchanged. Market prices for credit-sensitive bonds fell a point or two; however, they seem to have bounced back. Notably, one hedge fund was required to liquidate its $2 billion mortgage portfolio due to price volatility and the market took the sales in stride.

New issuance has been minimal for RMBS in 2011, although $8 billion of CMBS was issued in the first quarter. Interestingly, one source of buying demand has been insurance companies. Many insurance companies are now increasing exposure to MBS and CMBS due to their yields. The regulatory body for insurance companies has issued new risk-based capital charges for RMBS and CMBS that take into account the low probability of large losses for senior securities as well as their discount price. This results in a dramatically lower capital charge than a pure ratings-based approach would require, causing RMBS and CMBS to become much more

--------------------------------------------------------------------------------
                        PORTFOLIO COMMENTARY (Continued)
--------------------------------------------------------------------------------

attractive from a return on capital perspective. In particular, insurance companies have been buying CMBS and prime RMBS and to a lesser degree Option-Arm and Alt-A. At today's prices, we view RMBS and CMBS as attractive for closed-end funds. With leverage available through insurance company balance sheets and to money managers through repurchase loans, we see room for prices to increase as required yields go down.

On the policy front, an official draft of the new risk retention rules was released in March 2011, the first of a number of proposed rules that will remake the mortgage landscape. Going forward, most new loans will be subject to risk retention, if the law is enacted in its current form. The new rules also prohibit sellers from transferring loans to securitizations at a premium. Importantly, we see a great opportunity for investors that are natural holders of risk, such as closed-end funds, to participate in the future of securitization and the mortgage market in general, because they are well suited to serve as the required risk retention entity where banks, the target of this legislation, fair poorly.

As 2011 progresses, we have a positive outlook for mortgage-backed securities. Investor appetite continues to increase and we will continue to take advantage of that in security selection. In addition, we are placing emphasis on securities where we see an undervalued option on a continued economic recovery.

PERFORMANCE ANALYSIS

For the six months ended April 30, 2011, the Fund's net asset value ("NAV") increased by 9.60%, resulting in an NAV total return of 14.53%. For the period, the Fund traded from a discount to NAV of 8.00% to a discount to NAV of 10.71%, resulting in a market value total return(1) of 11.16%. The Fund's allocation to CMBS contributed strongly to performance during the period, particularly due to several deep credit legacy bonds receiving bids well above where we saw value. Sales of such securities as LB-UBS Commercial Mortgage Trust, Series 2001-C7, Class Q, Morgan Stanley Capital I, Inc., Series 2003-IQ5, Class O, and Banc of America Large Loan, Inc., Series 2005-MIB1, Class L, were notable contributors to the Fund's performance.

In a generally strong market, there were few detractors to performance and their impact was not particularly large. However, exposure to Green Tree Financial Corp, Series 1999-3, Class M1, FannieMae-ACES, Series 1998-M7, Class N, and Government National Mortgage Association TBA detracted from the Fund's performance during the period. FNW 1998-M7 N is a true CMBS Interest Only ("IO") security and essentially all of the remaining loans in the deal prepaid during the period. Government National Mortgage Association TBAs had some small losses primarily due to interest rate movements. Green Tree Financial Corp, Series 1999-3, Class M1 is a credit IO security backed by manufactured housing ("MH") and has traded infrequently. While this was a strong trade in 2010, there has been little support since, and so pricing has tended to drift lower over the last several months for reasons unrelated to performance or market movements.

The total return for the Fund's benchmark, the Barclays Capital Ba U.S. High Yield Index, was 4.30% for the six months ended April 30, 2011. While the benchmark contains mostly corporate debt, the Fund had significant exposure to structured finance and mortgage-related securities during the period. As investor risk appetite continued to return to the market during the period covered by this report, corporate credit spreads continued to tighten, resulting in strong performance by the Fund's benchmark. Lower quality names performed the best, as evidenced by the 9.48% return of the Barclays Capital Caa U.S. High Yield Index.

For the six months ended April 30, 2011, the Fund maintained a stable monthly distribution of $0.025 per share, which has been subsequently increased to $0.030 per share for the distributions paid in May and June, as mentioned in footnote 9, "Subsequent Events", in the Notes to Financial Statements.Various factors affect the Fund's level of distributable income, including but not limited to, the asset mix and average maturity of the portfolio holdings and its use of leverage and hedging. Although the net income for the six month period outpaced distributions, it is anticipated that interest income of the Fund generated by certain credit impaired securities is likely to decrease over time, resulting in a material decrease in the amount of distributable income in the future, absent any changes to the factors mentioned above. Additionally, distributable income is determined in accordance with tax regulations, which may differ from Generally Accepted Accounting Principles. These differences will determine how distributions will ultimately be characterized for tax purposes. For example, principal write-downs by issuers of the Fund's residential mortgage and other structured securities have significantly contributed to the Fund's historical return of capital distributions. The tax character of the Fund's fiscal year to date distributions will depend on the Fund's investment experience during the remainder of its fiscal year, including any additional principal write-downs by the issuers of the Fund's securities. While it is uncertain as to what will transpire over the remainder of the Fund's fiscal year, it is likely that the Fund's current fiscal year distributions will include a return of capital component.

-------------------
(1) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

FIRST TRUST STRATEGIC HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (a)
APRIL 30, 2011 (UNAUDITED)


   PRINCIPAL                                                               STATED   STATED
     VALUE                              DESCRIPTION                        COUPON  MATURITY      VALUE
----------------  -------------------------------------------------------  ------  --------  --------------

CORPORATE BONDS AND NOTES - 91.2%

                  AUTOMOTIVE - 3.9%
$        425,000  American Axle & Manufacturing, Inc.....................   7.88%  03/01/17  $      438,812
         400,000  Ford Motor Co..........................................   6.50%  08/01/18         428,116
         105,000  Pittsburgh Glass Works LLC (b).........................   8.50%  04/15/16         110,250
         425,000  Tenneco, Inc...........................................   6.88%  12/15/20         437,750
          70,000  Visteon Corp. (b)......................................   6.75%  04/15/19          69,650
                                                                                             --------------
                                                                                                  1,484,578
                                                                                             --------------
                  BASIC INDUSTRY - 13.1%
         455,000  AK Steel Corp..........................................   7.63%  05/15/20         480,594
         425,000  Arch Coal, Inc. (c)....................................   8.75%  08/01/16         478,125
         215,000  Georgia-Pacific LLC....................................   7.38%  12/01/25         232,200
         185,000  Georgia-Pacific LLC....................................   7.25%  06/01/28         196,794
         275,000  Hexion U.S. Finance Corp./Hexion Nova
                     Scotia Finance ULC (c)..............................   8.88%  02/01/18         299,750
         425,000  Huntsman International LLC (b).........................   8.63%  03/15/21         479,187
         425,000  Mercer International, Inc..............................   9.50%  12/01/17         468,562
         425,000  Ply Gem Industries, Inc. (b) (c).......................   8.25%  02/15/18         438,813
         425,000  Polymer Group, Inc. (b)................................   7.75%  02/01/19         444,125
         325,000  Steel Dynamics, Inc....................................   7.63%  03/15/20         357,500
         600,000  United States Steel Corp. (c)..........................   7.00%  02/01/18         632,250
         400,000  Westlake Chemical Corp. (c)............................   6.63%  01/15/16         414,500
                                                                                             --------------
                                                                                                  4,922,400
                                                                                             --------------
                  CAPITAL GOODS - 9.7%
         425,000  Berry Plastics Corp....................................   9.50%  05/15/18         429,781
         245,000  Coleman Cable, Inc. (c)................................   9.00%  02/15/18         260,313
         425,000  Crown Cork & Seal Co., Inc.............................   7.38%  12/15/26         423,938
         215,000  Mueller Water Products, Inc. (c).......................   7.38%  06/01/17         214,463
         825,000  Owens-Illinois, Inc. (c)...............................   7.80%  05/15/18         909,562
         225,000  RBS Global, Inc./Rexnord LLC (c).......................   8.50%  05/01/18         245,250
         400,000  Terex Corp. (c)........................................   8.00%  11/15/17         425,000
         275,000  Trimas Corp. (c).......................................   9.75%  12/15/17         303,875
         425,000  USG Corp. (c) (d)......................................   9.75%  01/15/18         449,437
                                                                                             --------------
                                                                                                  3,661,619
                                                                                             --------------
                  CONSUMER CYCLICAL - 7.3%
         425,000  ACCO Brands Corp. (c)..................................  10.63%  03/15/15         481,312
         400,000  Easton-Bell Sports, Inc. (c)...........................   9.75%  12/01/16         450,000
         425,000  Levi Strauss & Co......................................   7.63%  05/15/20         430,312
         425,000  Limited Brands, Inc. (c)...............................   7.60%  07/15/37         421,813
         220,000  Neiman Marcus Group, Inc. (c)..........................  10.38%  10/15/15         233,200
         250,000  Phillips-Van Heusen Corp...............................   7.38%  05/15/20         271,875
         425,000  Reynolds Group Issuer, Inc./Reynolds
                     Group Issuer LLC (b) (c)............................   9.00%  04/15/19         449,969
                                                                                             --------------
                                                                                                  2,738,481
                                                                                             --------------
                  CONSUMER NON-CYCLICAL - 5.0%
         425,000  B&G Foods, Inc. (c)....................................   7.63%  01/15/18         458,469
         500,000  C&S Group Enterprises LLC (b) (c) .....................   8.38%  05/01/17         526,250
         425,000  Cott Beverages, Inc....................................   8.13%  09/01/18         457,937


Page 6                See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (Continued)
APRIL 30, 2011 (UNAUDITED)


   PRINCIPAL                                                               STATED   STATED
     VALUE                              DESCRIPTION                        COUPON  MATURITY      VALUE
----------------  -------------------------------------------------------  ------  --------  --------------

CORPORATE BONDS AND NOTES - (Continued)

                  CONSUMER NON-CYCLICAL - (Continued)
$        215,000  Rite Aid Corp. (c) ....................................   8.63%  03/01/15  $      203,175
         200,000  Rite Aid Corp. (c) ....................................   9.75%  06/12/16         226,250
                                                                                             --------------
                                                                                                  1,872,081
                                                                                             --------------
                  ENERGY - 16.3%
         250,000  Breitburn Energy Partners LP/Breitburn
                     Finance Corp........................................   8.63%  10/15/20         267,500
         425,000  Calfrac Holdings LP (b) ...............................   7.50%  12/01/20         446,250
         500,000  Calumet Specialty Products Partners LP/
                     Calumet Finance Corp (b) (c) .......................   9.38%  05/01/19         525,000
         200,000  Chaparral Energy, Inc. (c) ............................   8.88%  02/01/17         213,000
         425,000  Crosstex Energy LP/Crosstex Energy
                     Finance Corp. (c) ..................................   8.88%  02/15/18         466,437
         225,000  Edgen Murray Corp. (c) ................................  12.25%  01/15/15         227,813
         140,000  EV Energy Partners LP/EV Energy
                     Finance Corp. (b)...................................   8.00%  04/15/19         144,900
         215,000  GMX Resources, Inc. (b) (c) ...........................  11.38%  02/15/19         215,538
         275,000  Hercules Offshore LLC (b) (c) .........................  10.50%  10/15/17         290,125
         425,000  Hilcorp Energy I LP/Hilcorp Finance Co. (b) ...........   8.00%  02/15/20         457,937
         425,000  Key Energy Services, Inc...............................   6.75%  03/01/21         437,750
         120,000  Linn Energy LLC/Linn Energy Finance Corp...............   8.63%  04/15/20         133,200
         400,000  McJunkin Red Man Corp. (b) (c) ........................   9.50%  12/15/16         413,000
         495,000  Niska Gas Storage US LLC/Niska Gas
                     Storage Canada ULC (c)..............................   8.88%  03/15/18         538,931
         425,000  Pioneer Natural Resources Co...........................   6.65%  03/15/17         468,342
         425,000  Plains Exploration & Production Co. (c) ...............   7.63%  06/01/18         457,938
         425,000  Venoco, Inc. (b) ......................................   8.88%  02/15/19         427,125
                                                                                             --------------
                                                                                                  6,130,786
                                                                                             --------------
                  MEDIA - 9.8%
         425,000  American Reprographics Co. (b) (c) ....................  10.50%  12/15/16         453,688
         425,000  Cablevision Systems Corp...............................   8.63%  09/15/17         478,125
         425,000  CCO Holdings LLC/CCO Holdings
                     Capital Corp. (c) ..................................   8.13%  04/30/20         474,937
         425,000  Clear Channel Communications, Inc. (b) ................   9.00%  03/01/21         434,563
         425,000  Deluxe Corp. (c) ......................................   7.38%  06/01/15         442,531
         425,000  Insight Communications Co., Inc. (b) (c) ..............   9.38%  07/15/18         477,062
         425,000  Lamar Media Corp. (c) .................................   7.88%  04/15/18         459,000
         425,000  Mediacom LLC/Mediacom Capital Corp. (c) ...............   9.13%  08/15/19         463,250
                                                                                             --------------
                                                                                                  3,683,156
                                                                                             --------------
                  SERVICES - 16.2%
         400,000  AMC Entertainment, Inc. (c)............................   8.75%  06/01/19         436,000
         425,000  Avis Budget Car Rental LLC/Avis Budget
                     Finance, Inc. (c) ..................................   9.63%  03/15/18         473,875
         200,000  Beazer Homes USA, Inc. (c) ............................   9.13%  06/15/18         200,500


                       See Notes to Financial Statements                  Page 7

FIRST TRUST STRATEGIC HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (Continued)
APRIL 30, 2011 (UNAUDITED)


   PRINCIPAL                                                               STATED   STATED
     VALUE                              DESCRIPTION                        COUPON  MATURITY      VALUE
----------------  -------------------------------------------------------  ------  --------  --------------

CORPORATE BONDS AND NOTES - (Continued)

                  SERVICES - (Continued)
$        425,000  Citycenter Holdings LLC/Citycenter
                     Finance Corp (b) (c) ...............................   7.63%  01/15/16  $      445,187
         400,000  Harrah's Operating Co., Inc. (c) ......................  11.25%  06/01/17         458,000
         400,000  Iron Mountain, Inc. (c) ...............................   8.75%  07/15/18         421,000
         425,000  K Hovnanian Enterprises, Inc...........................  10.63%  10/15/16         454,750
         425,000  Marina District Finance Co., Inc. (b) .................   9.88%  08/15/18         457,937
         300,000  Maxim Crane Works LP (b) (c) ..........................  12.25%  04/15/15         312,750
         225,000  MGM Resorts International (c) .........................   5.88%  02/27/14         221,063
         225,000  MGM Resorts International (c) .........................  10.38%  05/15/14         261,281
         425,000  Palace Entertainment Holdings LLC/Palace
                     Entertainment Holdings Corp. (b) ...................   8.88%  04/15/17         443,062
         425,000  Pulte Group, Inc. (c) .................................   6.38%  05/15/33         351,688
         225,000  RSC Equipment Rental, Inc./RSC
                     Holdings III LLC (c) ...............................  10.25%  11/15/19         259,313
         425,000  Standard Pacific Corp. (c) ............................   8.38%  05/15/18         442,000
         425,000  United Rentals North America, Inc. (c) ................   8.38%  09/15/20         454,750
                                                                                             --------------
                                                                                                  6,093,156
                                                                                             --------------
                  TECHNOLOGY & ELECTRONICS - 2.7%
          22,000  First Data Corp........................................   9.88%  09/24/15          22,853
         425,000  First Data Corp. (b) ..................................   8.25%  01/15/21         425,000
         500,000  Freescale Semiconductor, Inc. (b) (c) .................   9.25%  04/15/18         557,500
                                                                                             --------------
                                                                                                  1,005,353
                                                                                             --------------
                   TELECOMMUNICATIONS - 5.6%
         215,000  Cincinnati Bell, Inc. (c) .............................   8.25%  10/15/17         219,300
         210,000  Cincinnati Bell, Inc. (c) .............................   8.38%  10/15/20         211,050
         400,000  Frontier Communications (c) ...........................   7.13%  03/15/19         411,000
         200,000  PAETEC Holding Corp. (c) ..............................   9.50%  07/15/15         211,000
         200,000  PAETEC Holding Corp. (c) ..............................   8.88%  06/30/17         219,250
         400,000  Qwest Corp.............................................   6.88%  09/15/33         394,000
         425,000  Windstream Corp........................................   7.00%  03/15/19         435,625
                                                                                             --------------
                                                                                                  2,101,225
                                                                                             --------------
                  UTILITY - 1.6%
         425,000  Calpine Corp. (b) (c) .................................   7.25%  10/15/17         448,375
         225,000  Edison Mission Energy .................................   7.00%  05/15/17         179,438
                                                                                             --------------
                                                                                                    627,813
                                                                                             --------------
                  TOTAL CORPORATE BONDS AND NOTES..........................................      34,320,648
                  (Cost $32,522,878)                                                         --------------

MORTGAGE-BACKED SECURITIES - 16.8%

                  COLLATERALIZED MORTGAGE OBLIGATIONS - 9.4%
         258,567  Adjustable Rate Mortgage Trust
                     Series 2006-2, Class 1A1 (e) .......................   5.49%  05/25/36         236,481
         130,685  Chase Mortgage Finance Corp.
                     Series 2007-S2, Class 1A8...........................   6.00%  03/25/37         120,738


Page 8                See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (Continued)
APRIL 30, 2011 (UNAUDITED)


   PRINCIPAL                                                               STATED   STATED
     VALUE                              DESCRIPTION                        COUPON  MATURITY      VALUE
----------------  -------------------------------------------------------  ------  --------  --------------

MORTGAGE-BACKED SECURITIES - (Continued)

                  COLLATERALIZED MORTGAGE OBLIGATIONS - (Continued)
                  Citicorp Mortgage Securities, Inc.
$        660,000      Series 2007-2, Class 1A3...........................   6.00%  02/25/37  $      651,203

                  Citigroup Mortgage Loan Trust, Inc.
         267,026     Series 2006-AR6, Class 1A1 (e) .....................   5.92%  08/25/36         247,981
         279,656     Series 2007-AR4, Class 1A1A (e) ....................   5.81%  03/25/37         252,566
                  Countrywide Alternative Loan Trust
          91,269     Series 2006-41CB, Class 2A14........................   6.00%  01/25/37          73,092
                  Countrywide Home Loan Mortgage Pass Through Trust
         447,900     Series 2005-27, Class 2A1 ..........................   5.50%  12/25/35         409,357
         314,000     Series 2007-10, Class A5............................   6.00%  07/25/37         263,718
                  HarborView Mortgage Loan Trust
       3,643,456     Series 2005-9, Class B10 (e) .......................   1.96%  06/20/35         309,122
                  JP Morgan Mortgage Trust
          73,263     Series 2006-S3, Class 1A30 .........................   6.50%  08/25/36          69,176
                  Residential Asset Securitization Trust
         387,182     Series 2005-A8CB, Class A11.........................   6.00%  07/25/35         348,362
                  Structured Asset Securities Corp.
          61,087     Series 2003-10, Class A.............................   6.00%  04/25/33          64,487
                  Wells Fargo Mortgage Backed Securities Trust
         308,000     Series 2006-8, Class A15............................   6.00%  07/25/36         293,694
         196,898     Series 2007-7, Class A38............................   6.00%  06/25/37         191,338
          26,865     Series 2007-8, Class 1A16 ..........................   6.00%  07/25/37          25,419
                                                                                             --------------
                                                                                                  3,556,734
                                                                                             --------------
                  COMMERCIAL MORTGAGE-BACKED SECURITIES - 7.4%
                  Banc of America Large Loan, Inc.
       2,000,000     Series 2005-MIB1, Class L (e) (f) (g) ..............   3.22%  03/15/22         797,958
                  Citigroup/Deutsche Bank Commercial Mortgage Trust
         310,000     Series 2007-CD4, Class A4 ..........................   5.32%  12/11/49         333,262
                  Commercial Mortgage Pass Through Certificates
         330,000     Series 2007-C9, Class A4 (e) .......................   5.81%  12/10/49         367,497
                  Credit Suisse Mortgage Capital Certificates
          60,000     Series 2006-C5, Class AJ............................   5.37%  12/15/39          53,992
                  Greenwich Capital Commercial Funding Corp.
         200,000     Series 2007-GG11, Class A4..........................   5.74%  12/10/49         217,021
         330,000     Series 2007-GG11, Class AJ (e) .....................   6.00%  12/10/49         300,637
                  GS Mortgage Securities Corp II
         780,000     Series 2006-GG8, Class AJ...........................   5.62%  11/10/39         709,668
                                                                                             --------------
                                                                                                  2,780,035
                                                                                             --------------
                  TOTAL MORTGAGE-BACKED SECURITIES.........................................       6,336,769
                  (Cost $6,986,211)                                                          --------------


                       See Notes to Financial Statements                  Page 9

FIRST TRUST STRATEGIC HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (Continued)
APRIL 30, 2011 (UNAUDITED)


   PRINCIPAL                                                               STATED   STATED
     VALUE                              DESCRIPTION                        COUPON  MATURITY      VALUE
----------------  -------------------------------------------------------  ------  --------  --------------

                  ASSET-BACKED SECURITIES - 9.2%
                  Ace Securities Corp.
$        322,000     Series 2003-MH1, Class A4 (b) ......................   6.50%  08/15/30  $      345,582
                  Bombardier Capital Mortgage Securitization Corp.
         306,123     Series 1999-B, Class A1B ...........................   6.61%  12/15/29         187,495
       1,097,258     Series 1999-B, Class A3.............................   7.18%  12/15/29         693,337
                  Conseco Finance Securitizations Corp.
       2,637,338     Series 2000-6, Class M1.............................   7.72%  09/01/31         666,391
                  Countrywide Asset-Backed Certificates
         229,044     Series 2006-13, Class 3AV2 (e) .....................   0.36%  01/25/37         154,603
                  Credit Suisse First Boston Mortgage Securities Corp.
          97,838     Series 2002-MH3, Class A ...........................   6.70%  12/25/31         103,601
                  Falcon Franchise Loan Trust
       4,905,000     Series 2000-1, Class E (b) (g) .....................   6.50%  04/05/16          98,100
       4,231,000     Series 2003-1, Class E (f) (h) .....................   6.00%  01/05/25           5,500
                  Green Tree Financial Corp.
         190,221     Series 1997-4, Class B1 ............................   7.23%  02/15/29          19,841
         837,028     Series 1998-4, Class M1 ............................   6.83%  04/01/30         378,469
       3,569,733     Series 1999-3, Class M1 ............................   6.96%  02/01/31         454,888
                  GSAMP Trust
         440,199     Series 2004-AR2, Class B4 (f) ......................   4.76%  08/25/34           7,915
         966,688     Series 2006-S3, Class A2 (g) .......................   6.27%  05/25/36          55,359
         846,333     Series 2006-S5, Class A1 (e) .......................   0.30%  09/25/36          22,764
                  Independence III CDO, Ltd.
       5,000,000     Series 3A, Class C1 (e) (f) (i) ....................   2.80%  10/03/37          14,650
                  Long Beach Mortgage Loan Trust
       1,907,171     Series 2006-A, Class A2 (g) ........................   6.05%  05/25/36         111,689
                  Park Place Securities, Inc.
       1,512,153     Series 2004-WCW1, Class M8 (e) .....................   3.71%  09/25/34          34,525
       1,301,976     Series 2004-WCW2, Class M10 (e) (f) ................   2.96%  10/25/34          67,730
                  Stanfield Azure CLO, Ltd.
          39,216     Series 2006-1A, Class X (b) ........................   5.34%  05/27/20          39,322
                  Summit CBO I, Ltd.
       4,219,712     Series 1A, Class B (e) (f) (g) .....................   1.44%  05/23/11              42
                                                                                             --------------
                  TOTAL ASSET-BACKED SECURITIES............................................       3,461,803
                  (Cost $3,313,529)                                                          --------------


FOREIGN CORPORATE BONDS AND NOTES - 7.7%

                  BASIC INDUSTRY - 4.7%
         425,000  Cascades, Inc..........................................   7.88%  01/15/20         455,812
         425,000  Masonite International Corp. (b) ......................   8.25%  04/15/21         436,422
         355,000  Millar Western Forest Products Ltd. (b) ...............   8.50%  04/01/21         357,219
         450,000 Tembec Industries, Inc. (c) ............................  11.25%  12/15/18         511,875
                                                                                             --------------
                                                                                                  1,761,328
                                                                                             --------------
                  CAPITAL GOODS - 1.3%
         425,000  Bombardier, Inc. (b) (c) ..............................   7.75%  03/15/20         475,469


Page 10                See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (Continued)
APRIL 30, 2011 (UNAUDITED)


   PRINCIPAL                                                               STATED   STATED
     VALUE                              DESCRIPTION                        COUPON  MATURITY      VALUE
----------------  -------------------------------------------------------  ------  --------  --------------

FOREIGN CORPORATE BONDS AND NOTES - (Continued)

                  ENERGY - 0.5%
$        170,000  Precision Drilling Corp. (b) ..........................   6.63%  11/15/20  $      176,375
                                                                                             --------------
                  TELECOMMUNICATIONS - 1.2%
         400,000  Global Crossing Ltd. (c) ..............................  12.00%  09/15/15         470,000
                                                                                             --------------
                  TOTAL FOREIGN CORPORATE BONDS AND NOTES .................................       2,883,172
                  (Cost $2,741,248)                                                          --------------

SENIOR FLOATING-RATE LOAN INTERESTS - 0.5%

                  UTILITY - 0.5%
         222,692  Texas Competitive Electric Holdings Co., LLC
                     Tranche B2 (e) .....................................   3.27%  10/10/14         189,623
                                                                                             --------------
                  TOTAL SENIOR FLOATING-RATE LOAN INTERESTS................................         189,623
                  (Cost $195,932)                                                            --------------

STRUCTURED NOTES - 0.0%
       3,750,000  Preferred Term Securities XXV, Ltd. (f) ...............    (j)   06/22/37             375
                                                                                             --------------
                  TOTAL STRUCTURED NOTES...................................................             375
                  (Cost $0)                                                                  --------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.0%
                  COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.0%
                  FannieMae-ACES
          80,454     Series 1998-M7, Class N, IO (e) ....................   0.32%  05/25/36               8
                                                                                             --------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES .................               8
                  (Cost $105,867)                                                            --------------



     SHARES                                      DESCRIPTION                                     VALUE
----------------  -------------------------------------------------------------------------  --------------
PREFERRED SECURITIES - 0.1%
           2,000  Soloso CDO, Ltd., Series 2005-1 (f) (j) .................................          20,000
           3,000  White Marlin CDO, Ltd., Series AI (f) (i) (j) ...........................          15,000
                                                                                             --------------
                  TOTAL PREFERRED SECURITIES...............................................          35,000
                  (Cost $0)                                                                  --------------

                  TOTAL INVESTMENTS - 125.5% ..............................................      47,227,398
                  (Cost $45,865,665) (k)                                                     --------------

                  OUTSTANDING LOAN - (28.7%) ..............................................     (10,800,000)

                  NET OTHER ASSETS AND LIABILITIES - 3.2% .................................       1,216,648


                  NET ASSETS - 100.0% .....................................................  $   37,644,046


                       See Notes to Financial Statements                 Page 11

FIRST TRUST STRATEGIC HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (Continued)
APRIL 30, 2011 (UNAUDITED)


-----------------------------

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) This security, sold within the terms of a private placement memorandum, is exempt from regiupon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Brookfield Investment Management Inc., the Fund's sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2011, securities noted as such amounted to $11,869,544 or 31.53% of net assets.

(c) All or a portion of this security is available to serve as collateral on the outstanding loan.

(d) Multi-Step Coupon Bond - coupon steps up or down based upon ratings changes by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. The interest rate shown reflects the rate in effect at April 30, 2011.

(e) Floating rate security. The interest rate shown reflects the rate in effect at April 30, 2011.

(f) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

(g)   Security is receiving less than the stated coupon.

(h)   Security missed one or more of its interest payments.

(i)   The issuer is in default. Income is not being accrued.

(j)   Zero coupon security.

(k) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of April 30, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,971,199 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,609,466.

ACES  Alternative Credit Enhancement Securities
CBO   Collateralized Bond Obligation
CDO   Collateralized Debt Obligation
CLO   Collateralized Loan Obligation
IO Interest-Only Security - Principal amount shown represents par value on which interest payments are based.

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of April 30, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                              LEVEL 2            LEVEL 3
                                                            TOTAL           LEVEL 1         SIGNIFICANT        SIGNIFICANT
                                                           VALUE AT          QUOTED         OBSERVABLE        UNOBSERVABLE
                                                           4/30/2011         PRICES           INPUTS             INPUTS
                                                         -------------    -----------      ------------      -------------
Corporate Bonds and Notes*.............................   $ 34,320,648    $        --      $ 34,320,648      $         --
Mortgage-Backed Securities:
   Collateralized Mortgage Obligations ................      3,556,734             --         3,556,734                --
   Commercial Mortgage-Backed Securities ..............      2,780,035             --         2,780,035                --
Asset-Backed Securities................................      3,461,803             --         3,358,203           103,600
Foreign Corporate Bonds and Notes*.....................      2,883,172             --         2,883,172                --
Senior Floating-Rate Loan Interests*...................        189,623             --           189,623                --
Structured Notes.......................................            375             --               375                --
U.S. Government Agency Mortgage-Backed Securities......              8             --                 8                --
Preferred Securities...................................         35,000             --                --            35,000
                                                         -------------    -----------      ------------      ------------
TOTAL INVESTMENTS......................................   $ 47,227,398    $        --      $ 47,088,798      $    138,600
                                                         -------------    -----------      ------------      ------------

* See the Portfolio of Investments for industry breakout.


Page 12                See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (Continued)
APRIL 30, 2011 (UNAUDITED)

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

                                                                                             CHANGE IN
                                                              TRANSFERS                   NET UNREALIZED      NET        BALANCE
INVESTMENTS AT FAIR VALUE USING              BALANCE AS OF     IN (OUT)    NET REALIZED    APPRECIATION    PURCHASES      AS OF
SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)   OCTOBER 31, 2010  OF LEVEL 3  GAINS (LOSSES)  (DEPRECIATION)    (SALES)   APRIL 30, 2011
------------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities.................      $  87,636        $   (42)      $   (137)        $ 43,463     $ (27,320)    $ 103,600
Preferred Securities....................         35,000             --             --               --            --        35,000
                                            ----------------------------------------------------------------------------------------
Total...................................      $ 122,636        $   (42)      $   (137)        $ 43,463     $ (27,320)    $ 138,600
                                            ========================================================================================

Net change in unrealized appreciation from Level 3 investments held as of April 30, 2011 was $40,050 and is included in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations.


                       See Notes to Financial Statements                 Page 13

FIRST TRUST STRATEGIC HIGH INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2011 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $45,865,665)..........................................................................  $ 47,227,398
Cash ..........................................................................................       373,887
Prepaid expenses...............................................................................        19,256
Receivables:
   Interest....................................................................................       935,293
   ICI insurance...............................................................................       625,725
   Investment securities sold..................................................................       337,465
                                                                                                 ------------
     Total Assets..............................................................................    49,519,024
                                                                                                 ------------


LIABILITIES:
Outstanding loan...............................................................................    10,800,000
Payables:
   Litigation settlement.......................................................................       625,725
   Investment securities purchased.............................................................       346,038
   Investment advisory fees....................................................................        34,927
   Audit and tax fees..........................................................................        31,922
   Printing fees...............................................................................        15,343
   Administrative fees.........................................................................         8,270
   Transfer agent fees.........................................................................         3,813
   Trustees' fees and expenses.................................................................         3,373
   Custodian fees..............................................................................         2,079
   Interest and fees on loan...................................................................         1,379
Other liabilities..............................................................................         2,109
                                                                                                 ------------
   Total Liabilities...........................................................................    11,874,978
                                                                                                 ------------
NET ASSETS.....................................................................................  $ 37,644,046
                                                                                                 ============

NET ASSETS CONSIST OF:
Paid-in capital................................................................................  $120,206,150
Par value......................................................................................        91,506
Accumulated net investment income (loss).......................................................    (3,375,996)
Accumulated net realized gain (loss) on investments............................................   (80,639,347)
Net unrealized appreciation (depreciation) on investments......................................     1,361,733
                                                                                                 ------------
NET ASSETS.....................................................................................  $ 37,644,046
                                                                                                 ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................  $       4.11
                                                                                                 ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....     9,150,594
                                                                                                 ============


Page 14                See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2011 (UNAUDITED)


INVESTMENT INCOME:
Interest.......................................................................................  $  2,259,761
Other..........................................................................................         7,409
                                                                                                 ------------
   Total investment income.....................................................................     2,267,170
                                                                                                 ------------
EXPENSES:
Litigation settlement..........................................................................       625,725
Investment advisory fees.......................................................................       197,494
Administrative fees............................................................................        49,624
Interest expense on reverse repurchase agreements..............................................        35,791
Audit and tax fees.............................................................................        27,373
Printing fees..................................................................................        24,024
Trustees' fees and expenses....................................................................        19,688
Transfer agent fees............................................................................        17,562
Interest and fees on loan......................................................................        14,222
Custodian fees.................................................................................         6,210
Legal fees.....................................................................................         2,239
Other..........................................................................................        43,305
                                                                                                 ------------
   Total expenses..............................................................................     1,063,257
   ICN insurance recovery......................................................................      (625,725)
                                                                                                 ------------
   Net expenses................................................................................       437,532
                                                                                                 ------------
NET INVESTMENT INCOME (LOSS)...................................................................     1,829,638
                                                                                                 ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments.....................................................     2,776,377
   Net change in unrealized appreciation (depreciation) on investments.........................        88,835
                                                                                                 ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................     2,865,212
                                                                                                 ------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS...............................  $  4,694,850
                                                                                                 ============


                       See Notes to Financial Statements                 Page 15

FIRST TRUST STRATEGIC HIGH INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                          SIX MONTHS
                                                                                             ENDED           YEAR
                                                                                           4/30/2011         ENDED
                                                                                          (UNAUDITED)     10/31/2009
                                                                                        --------------   -------------
OPERATIONS:
Net investment income (loss).......................................................     $    1,829,638   $   3,510,434
Net realized gain (loss)...........................................................          2,776,377     (12,133,350)
Net change in unrealized appreciation (depreciation)...............................             88,835      18,952,376
                                                                                        --------------   -------------
Net increase (decrease) in net assets resulting from operations....................          4,694,850      10,329,460
                                                                                        --------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................         (1,372,589)             --
Net realized gain..................................................................                 --              --
Return of capital..................................................................                 --      (2,745,178)
                                                                                        --------------   -------------
Total distributions to shareholders................................................         (1,372,589)     (2,745,178)
                                                                                        --------------   -------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested.............................................                 --              --
                                                                                        --------------   -------------
Net increase (decrease) in net assets resulting from capital transactions..........                 --              --
                                                                                        --------------   -------------
Total increase (decrease) in net assets............................................          3,322,261       7,584,252
NET ASSETS:
Beginning of period................................................................         34,321,785      26,737,503
                                                                                        --------------   -------------
End of period......................................................................     $   37,644,046   $  34,321,785
                                                                                        ==============   =============
Accumulated net investment income (loss) at end of period..........................     $   (3,375,996)  $  (3,833,045)
                                                                                        ==============   =============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................          9,150,594       9,150,594
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........                 --              --
                                                                                        --------------   -------------
Common Shares at end of period.....................................................          9,150,594       9,150,594
                                                                                        ==============   =============


Page 16                See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED APRIL 30, 2011 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.................  $    4,694,850
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
      Purchases of investments..................................................     (30,443,901)
      Sales, maturities and paydowns of investments.............................      26,047,135
      Net amortization/accretion of premiums/discounts on investments...........         240,211
      Net realized gain/loss on investments.....................................      (2,776,377)
      Net change in unrealized appreciation/depreciation on investments.........         (88,835)
CHANGES IN ASSETS AND LIABILITIES:
      Decrease in interest receivable...........................................           7,750
      Increase in prepaid expenses..............................................         (12,617)
      Increase in ICI insurance receivable......................................        (625,725)
      Increase in litigation settlement payable.................................         625,725
      Decrease in interest payable on reverse repurchase agreements.............          (9,278)
      Increase in interest and fees on loan payable.............................           1,379
      Increase in investment advisory fees payable..............................           3,023
      Decrease in audit and tax fees payable....................................         (23,278)
      Decrease in legal fees payable............................................          (1,958)
      Decrease in printing fees payable.........................................          (5,945)
      Decrease in administrative fees payable...................................             (63)
      Increase in custodian fees payable........................................              29
      Increase in transfer agent fees payable...................................             964
      Increase in Trustees fees and expenses payable............................              15
      Decrease in other liabilities.............................................          (2,931)
                                                                                  --------------
CASH USED IN OPERATING ACTIVITIES...............................................                   $   (2,369,827)
                                                                                                   --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Distributions to Common Shareholders from net investment income...........      (1,372,589)
      Repurchases of reverse repurchase agreements..............................     (36,475,163)
      Reverse repurchase agreements borrowings..................................      28,927,032
      Issuances of loan.........................................................      10,800,000
                                                                                  --------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES.....................................                        1,879,280
                                                                                                   --------------
Decrease in cash................................................................                         (490,547)
Cash at beginning of period.....................................................                          864,434
                                                                                                   --------------
CASH AT END OF PERIOD...........................................................                   $      373,887
                                                                                                   ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees...............................                   $       57,912
                                                                                                   ==============


                       See Notes to Financial Statements                 Page 17

FIRST TRUST STRATEGIC HIGH INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              SIX MONTHS
                                                 ENDED            YEAR            YEAR           YEAR          YEAR         YEAR
                                               4/30/2011         ENDED           ENDED          ENDED         ENDED        ENDED
                                              (UNAUDITED)    10/31/2010 (a)  10/31/2009 (b)   10/31/2008    10/31/2007   10/31/2006
                                              -----------    --------------  --------------   ----------    ----------   ----------
Net asset value, beginning of period           $    3.75       $     2.92      $     6.57     $    15.16    $    19.82   $    19.13
                                               ---------       ----------      ----------     ----------    ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...............        0.20             0.38            1.07           2.05          2.17         2.08
Net realized and unrealized gain (loss) ....        0.31             0.75           (3.64)         (8.72)        (4.84)        0.76
                                               ---------       ----------      ----------     ----------    ----------   ----------
Total from investment operations ...........        0.51             1.13           (2.57)         (6.67)        (2.67)        2.84
                                               ---------       ----------      ----------     ----------    ----------   ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ......................       (0.15)              --              --          (0.81)        (1.97)       (2.15)
Net realized gain ..........................          --               --              --             --         (0.02)          --
Return of capital ..........................          --            (0.30)          (1.08)         (1.11)           --           --
                                               ---------       ----------      ----------     ----------    ----------   ----------
Total from distributions ...................       (0.15)           (0.30)          (1.08)         (1.92)        (1.99)       (2.15)
                                               ---------       ----------      ----------     ----------    ----------   ----------
Net asset value, end of period .............   $    4.11       $     3.75      $     2.92     $     6.57    $    15.16   $    19.82
                                               =========       ==========      ==========     ==========    ==========   ==========
Market value, end of period ................   $    3.67       $     3.45      $     2.63     $     6.34    $    14.19   $    21.19
                                               =========       ==========      ==========     ==========    ==========   ==========
TOTAL RETURN BASED ON NET ASSET VALUE (c) ..       14.53%           41.21%         (42.52)%       (47.16)%      (14.65)%      15.73%
                                               =========       ==========      ==========     ==========    ==========   ==========
TOTAL RETURN BASED ON MARKET VALUE (c) .....       11.16%           44.24%         (46.35)%       (45.56)%      (25.30)%      26.16%
                                               =========       ==========      ==========     ==========    ==========   ==========
--------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .......   $  37,644       $   34,322      $   26,738     $   59,381    $  136,145   $  176,375
Ratio of total expenses to average net
   assets...................................        6.13% (f)        2.68%           1.78%          4.32%         3.10%        1.20%
Ratio of net expenses to average
   net assets ..............................        2.52% (f)        2.68%           1.78%          4.32%         3.70%        1.20%
Ratio of total expenses to average net
   assets excluding interest expense and
   litigation settlement ...................        2.23% (f)        2.61%           1.72%          2.21%         1.68%        1.20%
Ratio of net investment income (loss) to
   average net assets ......................       10.54% (f)       11.23%          28.82%         19.21%        11.78%       10.84%
Portfolio turnover rate ....................          60% (d)         302% (d)        127% (d)         4%           19%          78%

INDEBTEDNESS:
Total loan outstanding (in 000's) ..........   $  10,800             N/A             N/A      $   15,000    $   61,200         N/A
Asset coverage per $1,000 of indebtedness (e)  $   4,486             N/A             N/A      $    4,959    $    3,225         N/A
----------------------------------------------------------

(a) On September 20, 2010, the Fund's Board of Trustees approved an interim investment management agreement with First Trust Advisors L.P. and an interim investment sub-advisory agreement with Brookfield Investment Management Inc. (formerly known as Hyperion Brookfield Asset Management, Inc.) ("Brookfield"), and on December 20, 2010, the Shareholders voted to approve new such agreements. (See Note 3 in the Notes to Financial Statements.)

(b) On June 29, 2009, the Fund's Board of Trustees approved an interim sub-advisory agreement with Brookfield, and on October 14, 2009, the Shareholders voted to approve a new sub-advisory agreement with Brookfield.

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(d) For the six months ended April 30, 2011 and the fiscal years ended October 31, 2010 and 2009, the Fund's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales. This caused the reported portfolio turnover rate to be higher than in previous fiscal years. The turnover rate may vary greatly from year to year as well as within a year.

(e) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets, and dividing by the outstanding loan balance in 000's.

(f)   Annualized.

N/A   Not Applicable.


Page 18                See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                           APRIL 30, 2011 (UNAUDITED)

                              1. FUND DESCRIPTION

First Trust Strategic High Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on April 15, 2005, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FHI on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities, and equity securities that Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") believes offer attractive yield and/or capital appreciation potential. The Fund may invest up to 100% of its managed assets in below-investment grade debt securities (commonly referred to as "high-yield" or "junk" bonds). Managed assets means the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than principal amount of borrowings or reverse repurchase agreements, if any. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Securities for which market quotations are readily available are valued using the last reported sale price on the business day as of which such value is being determined. If no sales are reported on such business day (as in the case of some securities traded over-the-counter), the last reported bid price is used, except that certain U.S. Government securities are valued at the mean between the last reported bid and asked prices. Mortgage-backed securities ("MBS") and other debt securities not traded in an organized market are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;
      2)    reported trades;
      3)    broker/dealer quotes;
      4)    issuer spreads;
      5)    benchmark securities;
      6)    bids and offers; and
      7)    reference data including market research publications.

A ready market does not exist for some of these investments. As such, these values may differ from the values that would have been used had a ready market for these investments existed, and the differences could be material.

Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

In the event that market quotations are not readily available, the pricing service or dealer does not provide a valuation, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust may use a fair value method to value the Fund's securities. The use of fair value pricing is governed by

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                           APRIL 30, 2011 (UNAUDITED)

valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgement involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security is based on the consideration of all available information, including, but not limited to, the following:

      1)    the fundamental business data relating to the issuer;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of security;
      4)    the financial statements of the issuer;
      5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;
      6) the information as to any transactions in or offers for the security;
      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
      8)    the coupon payments;
      9) the quality, value and salability of collateral, if any, securing the security;
     10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;
     11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and
     12)    other relevant factors.

The Fund invests a significant portion of its assets in below-investment grade debt securities, including structured finance securities and corporate bonds. Structured finance securities include: asset-backed securities, including home equity, auto, equipment lease, credit card, aircraft, franchise, manufactured housing, etc.; commercial mortgage-backed securities; residential mortgage-backed or private-label collateralized mortgage obligations; collateralized debt obligations and collateralized loan obligations. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Instability in the markets for fixed-income securities, particularly mortgage-backed and asset-backed securities, has resulted in increased volatility and periods of illiquidity that have adversely impacted the valuation of certain securities held by the Fund.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following
          o   Quoted prices for similar securities in active markets.
          o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
          o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
          o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of April 30, 2011, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                           APRIL 30, 2011 (UNAUDITED)

The Fund invests in certain lower credit quality securitized assets (for example, asset-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), as well as interest-only securities, that have contractual cash flows. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted on a prospective basis over the remaining life of the security. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status, and related interest income may be reduced by ceasing current accruals and amortization/accretion and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At April 30, 2011, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of April 30, 2011, the Fund held restricted securities as shown in the following table that the Sub-Advisor has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                                                                                      % OF
                                                   ACQUISITION     PRINCIPAL               CARRYING                   NET
SECURITY                                              DATE       VALUE/SHARES    PRICE       COST         VALUE      ASSETS
---------------------------------------------------------------------------------------------------------------------------

Banc of America Large Loan, Inc.
     Series 2005-MIB1, Class L, 3.22%, 03/15/22     08/26/06     $  2,000,000   $ 39.90   $  526,047   $   797,958    2.12%
Falcon Franchise Loan Trust
     Series 2003-1, Class E, 6.00%, 01/05/25        08/09/05     $  4,231,000      0.13           --         5,500    0.02
GSAMP Trust
     Series 2004-AR2, Class B4, 4.76%, 08/25/34     08/17/05     $    440,199      1.80           --         7,915    0.02
Independence III CDO, Ltd.
     Series 3A, Class C1, 2.80%, 10/03/37           12/27/06     $  5,000,000      0.29           --      14,650      0.04
Park Place Securities, Inc.
     Series 2004-WCW2, Class M10, 2.96%, 10/25/34   03/24/06     $  1,301,976      5.20      147,108      67,730      0.18
Preferred Term Securities XXV, Ltd.
     Zero Coupon, 06/22/37                          03/22/07     $  3,750,000      0.00*          --         375      0.00 **
Soloso CDO, Ltd., Series 2005-1                     11/30/05            2,000     10.00           --      20,000      0.05
Summit CBO I, Ltd
     Series 1A, Class B, 1.44%, 05/23/11            08/03/05     $  4,219,712      0.00*      58,743          42      0.00 **
White Marlin CDO, Ltd., Series AI                   06/01/07            3,000      5.00           --      15,000      0.04
                                                                                          ----------   -----------   ------
                                                                                          $  731,898   $   929,170    2.47%
                                                                                          ==========   ===========   ======

*    Amount is less than $0.01.
**   Amount is less than 0.01%.

D. REVERSE REPURCHASE AGREEMENTS:

Reverse repurchase agreements were utilized as leverage for the Fund. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing under which Fund assets are pledged as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the loan will be repaid and the collateral will correspondingly be received back to the Fund. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                           APRIL 30, 2011 (UNAUDITED)

Information for the six months ended April 30, 2011:

      Maximum amount outstanding during the period.................. $10,298,852
      Average amount outstanding during the period*................. $ 7,114,952
      Average monthly Common Shares outstanding during the period...   9,150,594
      Average debt per Common Share outstanding during the period...       $0.78

* The average amount outstanding during the period was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the six months ended April 30, 2011.

During the six months ended April 30, 2011, the interest rate was 1.00% on borrowings by the Fund under reverse repurchase agreements, which had interest expense that aggregated $35,791.

E. INTEREST-ONLY SECURITIES:

An interest-only security ("IO Security") is the interest-only portion of an MBS that receives some or all of the interest portion of the underlying MBS and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if held in the Fund, are identified on the Portfolio of Investments.

F. MORTGAGE DOLLAR ROLLS:

The Fund may enter into mortgage dollar rolls in which the Fund sells MBS' for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to be announced market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

G. COLLATERALIZED DEBT OBLIGATIONS:

A collateralized debt obligation ("CDO") is an asset-backed security whose underlying collateral is typically a portfolio of bonds or bank loans. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation ("CBO"). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation ("CLO"). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs, similar to other asset-backed securities, are subject to prepayment risk.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                           APRIL 30, 2011 (UNAUDITED)

purposes, will reverse at some time in the future. The character of distributions for tax reporting purposes will depend on the Fund's investment experience during the remainder of its fiscal year, however, based on information for the fiscal year through April 30, 2011, it is likely that the Fund's distributions will include a return of capital component for the fiscal year ending on October 31, 2011.

The tax character of distributions paid during the fiscal year October 31, 2010 was as follows:

Distributions paid from:
Ordinary income.................................   $         --
Capital gain....................................             --
Return of capital...............................      2,745,178

As of October 31, 2010, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income...................   $         --
Undistributed capital gains.....................             --
                                                   ------------
Total undistributed earnings ...................             --
Accumulated capital and other losses............    (47,096,138)
Net unrealized appreciation (depreciation)......    (37,851,044)
                                                   ------------
Total accumulated earnings (losses) ............    (84,947,182)
Other...........................................     (1,028,689)
Paid-in capital.................................    120,297,656
                                                   ------------
Net assets......................................   $ 34,321,785
                                                   ============
I. INCOME AND OTHER TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry realized capital losses forward for eight years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2010, the Fund had a capital loss carryforward for federal income tax purposes of $47,096,138, expiring as follows:

         EXPIRATION DATE        AMOUNT
         October 31, 2015       $ 2,534,309
         October 31, 2016       $15,350,612
         October 31, 2017       $14,707,929
         October 31, 2018       $14,503,288

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2007, 2008, 2009 and 2010 remain open to federal and state audit. As of April 30, 2011, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 effective for tax years beginning after December 22, 2010. Management is currently evaluating the impact the Act will have on future financial statement disclosures, if any.

J. EXPENSES:

The Fund will pay all expenses directly related to its operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                           APRIL 30, 2011 (UNAUDITED)

K. ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.90% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Brookfield serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.45% of Managed Assets that is paid by First Trust from its investment advisory fee.

James A. Bowen, the President of First Trust, on October 12, 2010, acquired 100% of the voting stock of The Charger Corporation, the general partner of First Trust (the "Transaction"). The consummation of the Transaction was deemed to be an "assignment" (as defined in the 1940 Act) of the Fund's investment management agreement and investment sub-advisory agreement and resulted in the automatic termination of the agreements.

The Board of Trustees of the Fund approved an interim investment management agreement with First Trust and an interim investment sub-advisory agreement, which were entered into effective upon the closing of the Transaction and would be in effect for a maximum period of 150 days absent shareholder approval of new such agreements. A new investment management agreement with First Trust and a new investment sub-advisory agreement have been approved by the Board of Trustees of the Fund and were submitted to shareholders of the Fund as of the record date (September 30, 2010) for approval to take effect upon such shareholder approval. A special shareholder meeting of the Fund to vote on a proposal to approve the new investment management agreement and the new investment sub-advisory agreement was held on December 20, 2010, at which time the new investment management agreement and new investment sub-advisory agreement were approved by the Fund's shareholders. Until December 20, 2010, advisory fees payable to First Trust and Brookfield were held in escrow. See Submission of Matters to a Vote of Shareholders, in the Additional Information section of this report, for the results.

BNY Mellon Investment Servicing (US) Inc. serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustee") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with Board or Committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2011 were $8,298,804 and $18,198,075 respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2011 were $12,436,737 and 13,947,863, respectively.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                           APRIL 30, 2011 (UNAUDITED)

                                 5. BORROWINGS

On March 21, 2011, the Fund entered into a committed facility agreement with BNP Paribas Prime Brokerage Inc. ("BNP") that has a maximum commitment amount of $12,000,000 with the ability to increase to $17,000,000 with BNP's consent. Effective April 27, 2011, BNP consented to increase the maximum commitment amount to $17,000,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the committed facility agreement except upon 180 calendar days' prior notice. The borrowing rate under the facility is equal to the 3-month LIBOR plus 80 basis points. In addition, under the facility, the Fund pays a commitment fee of 0.80% on the undrawn amount of such facility.

The average amount outstanding between March 22, 2011 and April 30, 2011 was $9,757,500, with a weighted average interest rate of 1.09%. As of April 30, 2011, the Fund had outstanding borrowings of $10,800,000 under this committed facility agreement. The high and low annual interest rates for the period March 22, 2011 through April 30, 2011 were 1.11% and 1.07%, respectively. The interest rate at April 30, 2011 was 1.07%.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                                 7. LITIGATION

Two class action lawsuits were filed in the United States District Court for the Northern District of Illinois on behalf of purchasers of shares of First Trust Strategic High Income Fund, First Trust Strategic High Income

Fund II and First Trust Strategic High Income Fund III. These lawsuits, Gosselin vs. First Trust Advisors L.P., et al. (filed September 12, 2008) and Evans vs. First Trust Advisors L.P., et al. (filed September 19, 2008), were consolidated into one class action complaint, Gosselin vs. First Trust Advisors L.P. et al. (filed April 30, 2009), that names the following entities as defendants: First Trust Advisors L.P., First Trust Portfolios L.P., and the three closed-end funds (the "Funds") named above. The consolidated complaint also names certain officers of the Funds as defendants. The plaintiffs purport to bring the action on behalf of a putative class consisting of all persons or entities who acquired shares of the Funds between July 26, 2005 and July 7, 2008 inclusive.

The plaintiffs assert, among other things, that the registration statements and prospectuses for the Funds failed to disclose that (a) the Funds lacked effective controls and hedges to minimize the risk of loss from mortgage delinquencies, (b) the Funds lacked effective internal controls, (c) the extent of the Funds' liquidity risk was omitted, and (d) the extent of the Funds' risk exposure to mortgage-backed assets was misstated. On July 29, 2009, the defendants filed a motion to dismiss the consolidated complaint. On December 17, 2009, the court denied the defendants' motion to dismiss. The defendants believe the lawsuit is without merit.

On April 1, 2011, the U.S. District Court for the Northern District of Illinois preliminarily approved a settlement in the Gosselin vs. First Trust Advisors L.P. et al. class action lawsuit. The court has scheduled a Settlement Fairness Hearing for July 28, 2011 to hear any objections to the settlement and consider whether final approval should be granted. First Trust expects the court to grant final approval of the settlement at the hearing or shortly thereafter; however, there can be no guarantee that the court will grant final approval or about the timing of such approval.

                             8. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur, including the risk that borrowers do not pay their mortgages. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Advisor or Sub-Advisor may take temporary defensive positions.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                           APRIL 30, 2011 (UNAUDITED)

RESIDENTIAL MORTGAGE-BACKED SECURITIES RISK: MBS's may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys MBS's at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. Alternatively, in a rising interest rate environment, the value of MBS's may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of MBS's may also change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the markets as a whole. In addition, MBS's are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk. The Fund may also invest in MBS's which are interest-only securities ("IO") and principal-only ("PO") securities. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO will fall and the value of an IO security will rise. In addition to the foregoing, residential MBS's are subject to additional risks, including, but not limited to: (i) the United States residential mortgage market has recently encountered various difficulties and changed economic conditions. In addition, recently, residential property values in various states have declined or remained stable after extended periods of appreciation. A continued decline or an extended flattening in those values may result in additional increases in delinquencies and losses on residential mortgage loans generally;
(ii) if a residential mortgage obligation is secured by a junior lien it will be subordinate to the rights of the mortgagees or beneficiaries under the related senior mortgages or deeds of trust; and (iii) depending on the length of a residential mortgage obligation underling a residential MBS, unscheduled or early payments of principal and interest may shorten the security's effective maturity and prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment.

VALUE INVESTING RISK: The Sub-Advisor focuses the Fund's investments on securities that they believe are undervalued or inexpensive relative to other investments. Such securities are subject to the risk of misestimating certain fundamental factors. Disciplined adherence to a "value" investment mandate during periods in which that style is "out of favor" can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

BELOW-INVESTMENT GRADE SECURITIES RISK: The Fund invests in below-investment grade securities. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks: (a) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (b) greater risk of loss due to default or declining credit quality; (c) adverse issuer specific events are more likely to render the issuer unable to make interest and/or principal payments; and (d) a negative perception of the high-yield market may depress the price and liquidity of high-yield securities.

DISTRESSED SECURITIES RISK: The Fund may invest in securities issued by companies in a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Sub-Advisor seeks capital appreciation through investment in distressed securities; the ability to achieve current income may be diminished.

ECONOMIC CONDITIONS RISK: Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high-yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer and these securities may become illiquid. As a result, the Sub-Advisor could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

FIXED-INCOME SECURITIES RISK: Debt securities, including high-yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the proceeds from matured, traded or called bonds are reinvested at market interest rates that are below the portfolio's current earnings rate; (iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the reinvestment in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                           APRIL 30, 2011 (UNAUDITED)

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

LEVERAGE RISK: The Fund may borrow an amount up to 33-1/3% (or such other percentage as permitted by law) of its assets (including the amount borrowed) less liabilities other than borrowings. The Fund may use leverage for investment purposes and to meet cash requirements. Its leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the NAV of the Fund. The Fund previously leveraged its assets through the use of reverse repurchase agreements. Reverse repurchase agreements are subject to the risks that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase, and that the securities may not be returned to the Fund. Currently the Fund has a committed facility agreement with BNP. The Fund may from time to time consider changing the amount of the leverage in response to actual or anticipated changes in interest rates or the value of the Fund's investment portfolio. There can be no assurance that the leverage strategies will be successful.

FOREIGN SECURITIES RISK: The Fund may invest in securities (equity or debt) of foreign issuers. Investing in securities of foreign issuers, which are generally denominated in foreign currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include:
(i) there may be less publicly available information about foreign issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) foreign markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of foreign countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain foreign countries may impose restrictions on the ability of foreign issuers to make payments of principal and interest to investors located in the United States due to blockage of foreign currency exchanges or otherwise; and (vii) withholding and other foreign taxes may decrease the Fund's return. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets.

9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were subsequent events:

On May 23, 2011 the Fund declared a dividend of $0.03 per share to Common Shareholders of record on June 3, 2011, payable June 15, 2011.

On June 20, 2011 the Fund declared a dividend of $0.03 per share to Common Shareholders of record on July 6, 2011, payable July 15, 2011.

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                           APRIL 30, 2011 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (Continued)
--------------------------------------------------------------------------------

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                           APRIL 30, 2011 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

A special meeting of shareholders of the Fund was held on December 20, 2010. At the meeting, shareholders approved a new investment management agreement between the Fund and First Trust and a new investment sub-advisory agreement between the Fund, First Trust and Brookfield. 4,730,477 (51.70%) of the outstanding voting securities were voted at the meeting. The number of votes cast in favor of the new investment management agreement was 4,151,043, the number of votes against was 159,441, and the number of abstentions was 419,993. The number of votes cast in favor of the new investment sub-advisory agreement was 4,129,901, the number of votes against was 181,476, and the number of abstentions was 419,099. The terms of the new investment management agreement and new investment sub-advisory agreement are substantially similar to the terms of the previous agreements.

The Joint Annual Meeting of Shareholders of the Common Shares of Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Strategic High Income Fund III, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund and First Trust High Income Long/Short was held on April 18, 2011. At the Meeting, Robert F. Keith was elected by the Common Shareholders of the First Trust Strategic High Income Fund as a Class I Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2014. The number of votes cast in favor of Mr. Keith was 8,266,202, the number of votes against was 233,016 and the number of abstentions was 651,376. James A. Bowen, Neil B. Nielson, Richard E. Erickson and Thomas R. Kadlec are the other current and continuing Trustees.

 BOARD APPROVAL OF FUND REORGANIZATION; REVERSE STOCK SPLIT FOR SURVIVING FUND

On April 18, 2011, the Board of Trustees of the Fund approved the reorganization of each of the Fund ("FHI"), the First Trust Strategic High Income Fund II ("FHY") and the First Trust Strategic High Income Fund III ("FHO"). FHY will be the surviving fund.

Under the terms of the proposed reorganizations, which are expected to be tax-free, the assets of FHI and FHO will be transferred to, and the liabilities of FHI and FHO will be assumed by, FHY in exchange for shares of FHY. The FHY shares would then be distributed to FHI and FHO shareholders and the separate existence of FHI and FHO would cease. The reorganizations are subject to certain conditions, including that each reorganization be approved by the shareholders of FHI and FHO, respectively, and that the shareholders of FHY approve the issuance of additional FHY shares in connection with the reorganizations. The consummation of the reorganizations of each of FHI and FHO are not conditioned on the approval of the shareholders of the other fund. If a reorganization occurs, each transaction would occur based on the relative net asset values of FHI, FHO and FHY.

The First Trust Board of Trustees of FHY approved a 1-for-3 reverse stock split, which is expected to be completed upon the consummation of one or both of the reorganizations, as applicable. FHY's shares would trade on a split-adjusted basis under a new CUSIP number at that time. The reverse stock split will result in every three outstanding shares being converted into one share, thereby reducing the number of FHY shares outstanding prior to the reverse stock split. Fractional shares will be issued in the reverse stock split.

It is currently expected that the reorganizations will be concluded in the third quarter of 2011, subject to requisite shareholder approvals and all regulatory requirements and customary closing conditions being satisfied. There is no assurance that the reorganizations will be consummated.


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


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                                                                         Page 31

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Page 32

FIRST TRUST


INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Brookfield Investment Management Inc.
3 World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA  19153

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

                               [BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolios managers identified in response to paragraph (a)(1) of this Item in the Registrant's most recently filed annual report on Form N-CSR.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1)  Not applicable.

     (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302  of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                First Trust Strategic High Income Fund
            --------------------------------------------------------------------

By (Signature and Title)*   /s/ James A. Bowen
                         -------------------------------------------------------
                            James A. Bowen, Chairman of the Board, President and
                            Chief Executive Officer
                            (principal executive officer)

Date  June, 20, 2011
     ---------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ James A. Bowen
                         -------------------------------------------------------
                            James A. Bowen, Chairman of the Board, President and
                            Chief Executive Officer
                            (principal executive officer)

Date  June 20, 2011
     ---------------------------------------------------------------------------


By (Signature and Title)*   /s/ Mark R. Bradley
                         -------------------------------------------------------
                            Mark R. Bradley, Treasurer, Chief Financial Officer
                            and Chief Accounting Officer
                            (principal financial officer)

Date  June 20, 2011
     ---------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.